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As of August 24, 1998


VIA UPS OVERNIGHT
-----------------

The Chase Manhattan Bank
4 Chase MetroTech Center
Brooklyn, New York  11245

Attention: Global Custody Division

Re:      Global Custody Agreement, Effective May 1, 1996 between The
         Chase Manhattan Bank and those registered investment
         companies (and on behalf of certain series thereof), listed on Schedule A attached thereto ("Agreement")
         -----------------------------------------------------------------------

Ladies and Gentlemen:

Pursuant to the provisions of Section 1 of the Agreement, the undersigned, on behalf of series identified under each registrant's name below (each, a "Series") hereby appoints The Chase Manhattan Bank to provide custodial services for each of these Series under and in accordance with the terms of the Agreement and accordingly, requests that the Series be added to Schedule A to the Agreement effective as of August 24, 1998. Kindly acknowledge your agreement to provide such services and to add these Series to Schedule A by signing in the space provided below.

                                                DELAWARE GROUP EQUITY FUNDS II,
                                                INC., on behalf of the Decatur
                                                Income Fund and Decatur Total
                                                Return Fund Series


                                                By: /s/ David K. Downes
                                                   -----------------------------
                                                Name: David K. Downes
                                                Its:  Executive Vice President
                                                      Chief Operating Officer
                                                      Chief Financial Officer



                                                DELAWARE GROUP EQUITY FUNDS III,
                                                INC., on behalf of Trend Fund
                                                Series


                                                By: /s/ David K. Downes
                                                   -----------------------------
                                                Name: David K. Downes
                                                Its:  Executive Vice President
                                                      Chief Operating Officer
                                                      Chief Financial Officer




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                                             DELAWARE GROUP GOVERNMENT FUND,
                                             INC., on behalf of the Government
                                             Income Series


                                             By: /s/ David K. Downes
                                                --------------------------------
                                             Name: David K. Downes
                                             Its:  Executive Vice President
                                                   Chief Operating Officer
                                                   Chief Financial Officer



                                             DELAWARE GROUP INCOME FUNDS, INC.,
                                             on behalf of Strategic Income Fund


                                             By: /s/ David K. Downes
                                                --------------------------------
                                             Name: David K. Downes
                                             Its:  Executive Vice President
                                                   Chief Operating Officer
                                                   Chief Financial Officer



                                             DELAWARE GROUP LIMITED-TERM
                                             GOVERNMENT FUNDS, INC., on behalf
                                             of the Limited-Term Government Fund
                                             and U.S. Government Money Series


                                             By: /s/ David K. Downes
                                                --------------------------------
                                             Name: David K. Downes
                                             Its:  Executive Vice President
                                                   Chief Operating Officer
                                                   Chief Financial Officer


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                                             DELAWARE POOLED TRUST, INC., on
                                             behalf of The Large-Cap Value
                                             Equity Portfolio, The Aggressive
                                             Growth Portfolio, The Limited-Term
                                             Maturity Portfolio, and The
                                             Small/Mid-Cap Value Equity
                                             Portfolio


                                             By: /s/ David K. Downes
                                                --------------------------------
                                             Name: David K. Downes
                                             Its:  Executive Vice President
                                                   Chief Operating Officer
                                                   Chief Financial Officer


                                             DELAWARE GROUP TAX-FREE FUND, INC.,
                                             on behalf of Tax-Free USA Fund,
                                             Tax-Free Insured Fund, Tax-Free USA
                                             Intermediate Fund


                                             By: /s/ David K. Downes
                                                --------------------------------
                                             Name: David K. Downes
                                             Its:  Executive Vice President
                                                   Chief Operating Officer
                                                   Chief Financial Officer



AGREED:

THE CHASE MANHATTAN BANK


By: /s/ Rosemary M. Stidmon
   ---------------------------------

Its: Vice President